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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 7, 2000

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
               (Exact Name of registrant specified in its charter)

United States                           333-36939            22-2382028
-------------                           ---------            -----------
(State or other Jurisdiction of  (Commission File Number)    (I.R.S. employer
Incorporation)                                               Identification No.)

                               802 Delaware Avenue
                           Wilmington, Delaware 19801
                    (Address of principal executive offices)
                  Registrant's telephone number: (302) 575-5033

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Item 5.  Other Events

         On December 7, 2000, the opinion of counsel to Chase Manhattan Auto Owner Trust 2000-A (the "Trust") regarding the tax status of the Trust, dated as of December 7, 2000 (the "Opinion"), was delivered by Simpson Thacher & Bartlett to Chase Manhattan Bank USA, National Association.


Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

         Exhibits

         8.5 Opinion of Simpson Thacher & Bartlett with respect to the tax status of the Trust, dated as of December 7, 2000.

         23.6     Consent of Simpson Thacher & Bartlett (included as part of
                  Exhibit 8.5)



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                                             (Registrant)

                             By: /s/ Patricia Garvey
                                 _________________________
                             Name:  Patricia Garvey
                             Title: Vice President

Date:  December 7, 2000


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                                INDEX TO EXHIBITS

Exhibit
Number   Exhibit
------   -------
8.5 Opinion of Simpson Thacher & Bartlett with respect to the tax status of the Trust, dated as of December 7, 2000.

23.6     Consent of Simpson Thacher & Bartlett (included as part of Exhibit 8.5)